SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2003



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



      Delaware                       0-25239                  51-0379417
(State of Incorporation)       (Commission File No.)    (IRS Employer I.D. No.)




                  16101 LaGrande Drive, Suite 103
                  Little Rock, Arkansas                              72223
                  (Address of Principal Executive Office)          (Zip code)


        Registrant's telephone number, including area code: 501-324-7282



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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure its press release regarding 4Q 2002 Earnings Release attached hereto as Exhibit 99.1 .


  Exhibit No.      Document Description

     99.1          Press Release Announcing  4Q 2002 Earnings




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                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SUPERIOR FINANCIAL CORP.
                                            -----------------------------------
                                                      (Registrant)



Date:    February 5, 2003                   /s/ Rick D. Gardner
                                            -----------------------------------
                                            Rick D. Gardner
                                            Chief Financial Officer







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                                                                    Exhibit 99.1

            Superior Financial Corp. Announces Record 2002 Earnings

     LITTLE ROCK, Ark.--(BUSINESS WIRE)--Feb. 5, 2003--Superior Financial Corp. (NASDAQ:SUFI), holding company for Superior Bank, today announced record earnings for both the quarter and the year ended December 31, 2002. The Company reported record net income for the year ended December 31, 2002 of $16.0 million or $1.80 diluted earnings per share, a 34.3% increase compared to 2001 results of $12.3 million or $1.34 diluted earnings per share.
     For the three months ended December 31, 2002, the Company reported earnings of $4.2 million or $0.48 diluted earnings per share which amounted to a 20% increase over the $.40 diluted earnings per share reported for the three months ended December 31, 2001.
     As of January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). If SFAS 142 had been effective for the year ended December 31, 2001, net income would have been $14.7 million and diluted earnings per share would have been $1.60. If SFAS 142 had been effective for the three months ended December 31, 2001, net income would have been $4.2 million and diluted earnings per share would have been $0.47.
     As previously announced, the Company paid a dividend of $0.125 per share on January 22, 2003 to shareholders of record on December 31, 2002.
     Superior Financial Corp. is the holding company for Superior Bank. Superior Bank is a $1.7 billion federal savings bank operating 58 full service branch and loan production offices in Arkansas and Oklahoma. The bank has three active subsidiaries - Superior Financial Services, Inc., providing discount brokerage and full service investment advisory services, Southwest Protective Life Insurance Company and Superior Finance Company, a consumer finance operation.
     Pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the reader is cautioned that this announcement contains "forward looking statements" regarding Superior's future performance which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.


Superior Financial Corp.
Consolidated Balance Sheets
(Unaudited, dollars in thousands)

                                         Dec. 31,    Dec. 31,      %
Assets                                       2002        2001  Change
                                       ----------- ----------- -------
Cash and cash equivalents                 $84,426     $97,561  (13.5%)
Loans available for sale, net              12,970      27,573  (53.0%)
Loans receivable                        1,086,310   1,072,846     1.3%
Less: allowance for loan losses            13,861      12,109    14.5%
                                       ----------- ----------- -------
Loans receivable, net                   1,072,449   1,060,737     1.1%
Investments available for sale, net       413,857     374,819    10.4%
Federal Home Loan Bank stock               17,844      17,330     3.0%
Premises and equipment, net                45,806      45,263     1.2%
Goodwill                                   56,260      56,260       -
Other assets                               29,779      41,075  (27.5%)
                                       ----------- ----------- -------
            Total assets               $1,733,391  $1,720,618     0.7%
                                       =========== =========== =======

Liabilities and Stockholders' equity
Liabilities:
      Demand & savings deposits          $601,550    $566,341     6.2%
      Time deposits                       609,670     648,693   (6.0%)
                                       ----------- ----------- -------
            Total deposits              1,211,220   1,215,034   (0.3%)
                                       ----------- ----------- -------
Federal Home Loan Bank borrowings         235,000     230,000     2.2%
Senior notes                               50,951      51,500   (1.1%)
Guaranteed preferred beneficial
 interest in the Company's subordinated
 debentures                                25,000      25,000       -
Other borrowed funds                       54,461      65,557  (16.9%)
Other liabilities                          23,857      14,117    69.0%
                                       ----------- ----------- -------
      Total liabilities                 1,600,489   1,601,208   (0.0%)

Stockholders' equity:
Common stock                                  101         101       -
Capital in excess of par value             94,764      94,764       -
Retained earnings                          53,636      41,290    29.9%
Accumulated other comprehensive income      5,498       1,577   248.6%
                                       ----------- ----------- -------
                                          153,999     137,732    11.8%
Treasury stock (at cost)                  (21,097)    (18,322)   15.1%
                                       ----------- ----------- -------
      Total stockholders' equity          132,902     119,410    11.3%
                                       ----------- ----------- -------
            Total liabilities and
             stockholders' equity      $1,733,391  $1,720,618     0.7%
                                       =========== =========== =======


Superior Financial Corp.
Consolidated Income Statements
(Unaudited, dollars in thousands, except per share amounts)


                               Three Months Ended   Twelve Months Ended
                              --------------------- -------------------
                               Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
                                   2002      2001       2002      2001
                              ---------- ---------  --------- ---------
Interest income                 $25,318   $27,258   $104,059  $112,384
Interest expense                 11,799    14,174     48,749    63,937
                              ---------- ---------  --------- ---------
Net interest income              13,519    13,084     55,310    48,447
Provision for loan losses         3,596     1,550      7,396     4,500
                              ---------- ---------  --------- ---------
        Net interest income
         after provision for
         loan losses              9,923    11,534     47,914    43,947

Noninterest income:
    Service charges on
     deposit accounts             7,290     7,672     28,312    28,396
    Mortgage operations             501     1,217      2,966     3,670
    Other                         4,735     1,905      9,923     4,569
                              ---------- ---------  --------- ---------
        Total noninterest
         income                  12,526    10,794     41,201    36,635

Noninterest expense:
    Salaries and employee
     benefits                     7,813     7,454     30,592    28,504
    Occupancy expense             1,203     1,178      4,754     4,475
    Data and item processing      2,030     2,387      8,037     8,726
    Amortization of goodwill          -       870          -     3,476
    Other                         5,339     5,597     22,509    17,660
                              ---------- ---------  --------- ---------
        Total noninterest
         expense                 16,385    17,486     65,892    62,841

Income before income taxes        6,064     4,842     23,223    17,741

Income taxes                      1,818     1,290      7,247     5,450
                              ---------- ---------  --------- ---------
Net income                       $4,246    $3,552    $15,976   $12,291
                              ========== =========  ========= =========
 Weighted average number of
  common shares - basic           8,570     8,718      8,588     8,963
 Dilutive potential common
  shares                            289       214        282       194
 Weighted average number of
  shares - assuming dilution      8,859     8,932      8,870     9,157
 Basic earnings per common
  share                           $0.50     $0.41      $1.86     $1.37
 Diluted earnings per common
  share                           $0.48     $0.40      $1.80     $1.34



Superior Financial Corp.
Summary Financial Data
(Unaudited, dollars in thousands, except per share amounts)

                        Three Months Ended       Twelve Months Ended
                      -----------------------  -----------------------
                        Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,
                            2002        2001         2002        2001
                      ----------- -----------  ----------- -----------
Selected Average
 Balances
   Total assets       $1,734,889  $1,687,488   $1,718,987  $1,663,769
   Earning assets      1,554,231   1,494,658    1,535,751   1,487,630
   Loans               1,072,711   1,084,802    1,068,819   1,076,376
   Interest bearing
    liabilities        1,472,949   1,436,378    1,459,962   1,422,356
   Shareholders'
    equity               127,981     118,405      123,760     117,607

Performance Ratios (Company)
   Return on average
    assets                  0.97%       0.84%        0.93%       0.74%
   Return on average
    common equity          13.16%      11.90%       12.91%      10.45%
   Net interest
    margin (FTE)            3.57%       3.67%        3.70%       3.35%
   Efficiency ratio
    (without goodwill
    amortization) (1)      71.57%      72.35%       71.82%      70.20%

Performance Ratios (Bank)
   Return on average
    assets                  1.22%       1.06%        1.21%       1.00%
   Return on average
    common equity          11.39%       9.92%       11.39%       9.41%
   Net interest
    margin (FTE)            3.98%       4.06%        4.12%       3.74%
   Efficiency ratio
    (without goodwill
    amortization) (1)      65.12%      67.90%       65.40%      64.49%

Tax-equivalent
 interest income
 adjustment                 $338        $398       $1,517      $1,387

Asset Quality
   Nonaccrual loans            -           -       $6,453      $8,022
   ORE & repossessed
    assets                     -           -        1,424       2,646
   Net chargeoffs          1,894       1,477        5,642       4,477

   Nonperforming
    assets to total
    loans and other
    real estate                -           -         0.72%       0.99%
   Nonperforming
    assets to total
    assets                     -           -         0.46%       0.61%
   Net chargeoffs to
    average loans           0.71%       0.55%        0.53%       0.42%
   Allowance for loan
    losses to total
    loans                      -           -         1.28%       1.13%
   Allowance for loan
    losses to
    nonperforming
    loans                      -           -          215%        151%

Capital
   End of period
    shares
    outstanding        8,420,444   8,565,722
   Book value per
    share                 $15.78      $13.94

   Average
    stockholders'
    equity to average
    total assets            7.38%       7.02%        7.20%       7.08%



 (1) Excludes $3.1 million gain on sale of branches in the 4th quarter of 2002.

    CONTACT: Superior Financial Corp., Little Rock
             Rick D. Gardner, 501/324-7253
             Website: www.superiorfinancialcorp.com